UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 5, 2025

HNI Corporation

(Exact name of registrant as specified in its charter)

Iowa	001-14225	42-0617510

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 East Second Street

P.O. Box 1109

Muscatine, Iowa 52761-0071

(Address of principal executive offices, including zip code)

(563) 272-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	HNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 5, 2025, HNI Corporation, an Iowa corporation (“HNI”), held a special meeting of its shareholders (the “Special Meeting”) to consider and vote on a proposal related to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 3, 2025, by and among HNI, Steelcase Inc., a Michigan corporation (“Steelcase”), Geranium Merger Sub I, Inc., a Michigan corporation and a wholly owned subsidiary of HNI (“Merger Sub Inc.”), and Geranium Merger Sub II, LLC, a Michigan limited liability company and a wholly owned subsidiary of HNI (“Merger Sub LLC”), providing for, among other things, on the terms and subject to the conditions therein, the merger of Merger Sub Inc. with and into Steelcase (the “First Merger”), with Steelcase continuing as the surviving corporation of the First Merger and a wholly owned subsidiary of HNI, and, immediately after the First Merger, the merger of Steelcase with and into Merger Sub LLC (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub LLC continuing as the surviving entity of the Second Merger and a direct wholly owned subsidiary of HNI.

As of the close of business on October 14, 2025, the record date for determining the shareholders entitled to notice of, and to vote at, the Special Meeting, there were 45,843,684 shares of common stock, par value $1.00 per share, of HNI (“HNI Common Stock”) issued and outstanding, each of which entitled the holder thereof to one vote, in person or by proxy, for the proposal duly brought before the Special Meeting. A total of 40,111,321 shares of HNI Common Stock, representing approximately 87.50% of the issued and outstanding shares of HNI Common Stock entitled to vote at the Special Meeting, were present in person or by proxy at the Special Meeting, constituting a quorum to conduct business.

At the Special Meeting, the following proposal was considered:

1.	A proposal to approve the issuance of HNI Common Stock to holders of Steelcase common stock pursuant to the Merger Agreement (the “Proposal”).

The Proposal was approved by the requisite vote of HNI shareholders. The final voting results for the Proposal are described below. For more information on the Proposal, see the Prospectus filed by HNI pursuant to Rule 424(b)(3) (Registration No. 333-290205) with the U.S. Securities and Exchange Commission (the “SEC”) on November 5, 2025 and mailed to HNI shareholders on or about November 7, 2025.

1.	The Proposal:

For	Against	Abstain	Broker Non-Votes

38,748,318	1,244,396	118,607	0

Item 7.01	Regulation FD Disclosure.

On December 5, 2025, HNI and Steelcase issued a joint press release announcing that the shareholder approvals required in connection with HNI’s proposed acquisition of Steelcase (the “Transaction”) have been obtained and that the Transaction is expected to close on December 10, 2025, subject to the satisfaction or waiver of customary closing conditions. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by HNI that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of HNI or any of its affiliates.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act, which involve risks and uncertainties. Any statements about HNI’s, Steelcase’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events and any other statements to the extent they are not statements of historical fact are forward-looking statements. Words, phrases or expressions such as “anticipate,” “believe,” “could,” “confident,” “continue,” “estimate,” “expect,” “forecast,” “hope,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “possible,” “potential,” “predict,” “project,” “target,” “trend” and similar words, phrases or expressions are intended to identify forward looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are based on information available and assumptions made at the time the statements are made. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

The following factors, among others, relating to the Transaction could cause actual results to differ materially from those expressed in or implied by forward-looking statements: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the Merger Agreement; the outcome of any legal proceedings that may be instituted against HNI or Steelcase; the possibility that the Transaction does not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all; the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, trade policy (including tariff levels), laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which HNI and Steelcase operate; any failure to promptly and effectively integrate the businesses of HNI and Steelcase; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of HNI’s or Steelcase’s customers, employees or other business partners, including those resulting from the announcement, pendency or completion of the Transaction; the dilution caused by HNI’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time to the Transaction from ongoing business operations and opportunities.

Additional important factors relating to Steelcase that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, competitive and general economic conditions domestically and internationally; acts of terrorism, war, governmental action, natural disasters, pandemics and other Force Majeure events; cyberattacks; changes in the legal and regulatory environment; changes in raw material, commodity and other input costs; currency fluctuations; changes in customer demand; and the other risks and contingencies detailed in Steelcase’s most recent Annual Report on Form 10-K and its other filings with the SEC.

Additional important factors relating to HNI that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, HNI’s ultimate realization of the anticipated benefits of the acquisition of Steelcase; disruptions in the global supply chain; the effects of prolonged periods of inflation and rising interest rates; labor shortages; the levels of office furniture needs and housing starts; overall demand for HNI’s products; general economic and market conditions in the United States and internationally; industry and competitive conditions; the consolidation and concentration of HNI’s customers; HNI’s reliance on its network of independent dealers; change in trade policy, including with respect to tariff levels; changes in raw material, component, or commodity pricing; market acceptance and demand for HNI’s new products; changing legal, regulatory, environmental, and healthcare conditions; the risks associated with international operations; the potential impact of product defects; the various restrictions on HNI’s financing activities; an inability to protect HNI’s intellectual property; cybersecurity threats, including those posed by potential ransomware attacks; impacts of tax legislation; and force majeure events outside HNI’s control, including those that may result from the effects of climate change, a description of which risks and uncertainties and additional risks and uncertainties can be found in HNI’s most recent Annual Report on Form 10-K and its other filings with the SEC.

These factors are not necessarily all of the factors that could cause HNI’s, Steelcase’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any forward-looking statements. Other unknown or unpredictable factors also could harm HNI’s, Steelcase’s or the combined company’s results.

All forward-looking statements attributable to HNI, Steelcase, or the combined company, or persons acting on HNI’s or Steelcase’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and HNI and Steelcase do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If HNI or Steelcase updates one or more forward-looking statements, no inference should be drawn that HNI or Steelcase will make additional updates with respect to those or other forward-looking statements. Further information regarding HNI, Steelcase and factors that could affect the forward-looking statements contained herein can be found in HNI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in Steelcase’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Joint press release issued by HNI Corporation and Steelcase Inc. on December 5, 2025

104	Cover Page Interactive Date File – The cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HNI CORPORATION

Date: December 5, 2025	By:	/s/ Steven M. Bradford
Name: Steven M. Bradford
Title: Senior Vice President, General Counsel and Secretary